UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 4, 2008
TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-22999 (Commission File Number)	94-2432628 (IRS Employer Identification No.)
423 West 55th, 12th Floor
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 949-5000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
     On January 7, 2008, Tarragon Corporation (“Tarragon” or the “Company”) entered into an amended and restated Letter Agreement with Beachwold Partners, L.P., a Texas limited partnership composed of William S. Friedman, Tarragon’s Chairman and Chief Executive Officer, and his family, and Robert Rothenberg, Tarragon’s President and Chief Operating Officer (collectively, the “Lenders”), pursuant to which the parties converted the indebtedness owed by the Company under a $40,000,000 revolving line of credit provided by Beachwold into term notes payable to the Lenders in the aggregate principal amount of $36,032,861.12. The notes bear interest at a rate equal to LIBOR plus 1%, payable monthly, and mature on January 2, 2009.
     The foregoing description of the Letter Agreement and related promissory notes is not complete and is qualified in its entirety by reference to the Letter Agreement dated as of January 7, 2008, and the promissory notes in the original principal amounts of $26,032,861.12 and $10,000,000, respectively, payable to Beachwold Partners, L.P. and Robert Rothenberg, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On January 4, 2008, the Company received a NASDAQ Staff Determination notice stating that the Company is not in compliance with NASDAQ Marketplace Rules 4350(e) and 4350(g) because it failed to hold an annual meeting by December 31, 2007, and its common stock is therefore subject to delisting from the NASDAQ Stock Market unless the Company requests a hearing before a NASDAQ Listing Qualifications Panel.
     The Company intends to request a hearing to review the NASDAQ Staff Determination. Pending a decision by the NASDAQ Listing Qualifications Panel, the Company’s common stock will remain listed on the NASDAQ Global Select Market. There can be no assurance that the NASDAQ Listing Qualifications Panel will grant the Company’s request for continued listing. However, the Company expects to file a proxy statement as soon as practicable and to hold an annual meeting within 30 to 45 days after its effective date.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement dated January 7, 2008

10.2	Promissory Note dated January 7, 2008 in the original principal amount of $26,032,861.12, payable to Beachwold Partners, L.P.

10.3	Promissory Note dated January 7, 2008 in the original principal amount of $10,000,000, payable to Robert Rothenberg

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION
By:	/s/ Erin D. Pickens
Erin D. Pickens
Chief Financial Officer

Date: January 8, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement dated January 7, 2008

10.2	Promissory Note dated January 7, 2008 in the original principal amount of $26,032,861.12, payable to Beachwold Partners, L.P.

10.3	Promissory Note dated January 7, 2008 in the original principal amount of $10,000,000, payable to Robert Rothenberg.

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